UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 7, 2020

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2020, CBL & Associates Properties, Inc. (the “Company”) held its annual meeting of shareholders.  The matters that were submitted to a vote of shareholders and the related results are as follows:*

1.   The following directors were elected to one-year terms that expire in 2021:

•	Charles B. Lebovitz (103,489,007 votes for, 5,917,028 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	Stephen D. Lebovitz (103,975,641 votes for, 5,430,394 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	Michael L. Ashner (103,143,354 votes for, 6,262,681 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	A. Larry Chapman (104,762,792 votes for, 4,643,243 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	Matthew S. Dominski (104,334,758 votes for, 5,071,277 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	John D. Griffith (104,470,510 votes for, 4,935,525 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	Richard J. Lieb (100,618,120 votes for, 8,787,915 votes withheld, 60,658,404 broker non-votes and no abstentions);
•	Kathleen M. Nelson (104,411,390 votes for, 4,994,645 votes withheld, 60,658,404 broker non-votes and no abstentions); and
•	Carolyn B. Tiffany (103,020,608 votes for, 6,385,427 votes withheld, 60,658,404 broker non-votes and no abstentions).
2.

Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2020 (164,600,341 votes for, 4,570,678 votes against, 893,420 abstentions and no broker non-votes).

3.

The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2020 annual meeting, was approved (100,127,006 votes for, 8,197,794 votes against, 1,081,235 abstentions and 60,658,404 broker non-votes).  The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

4.

The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio between 1-for-5 and 1-for-25, and a proportionate reduction in the number of authorized shares of common stock, to be determined at the discretion of the Board of Directors for the purpose of complying with New York Stock Exchange Listing Standards, subject to the Board of Directors’ discretion to abandon this amendment, was approved (157,651,186 votes for, 11,171,623 votes against, 1,241,630 abstentions and no broker non-votes).

*    Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: May 13, 2020